UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2023

Sagaliam Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41182	86-3006717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Barry Kostiner

1490 N.E. Pine Island Rd., Suite 5-D
Cape Coral, FL 33909
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (213) 616-0011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and right	SAGAU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	SAGA	The Nasdaq Stock Market LLC
Rights included as part of the units	SAGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Sagaliam Acquisition Corp. (NASDAQ: “SAGAU”, “SAGA”, SAGAR”) (the “Company”) received a delisting notification letter (“Notice”) from the Listing Qualifications staff of the Nasdaq Stock Market LLC (“Nasdaq”) on December 8, 2023.

The Company intends to file an appeal, and take all possible steps to maintain its Nasdaq listing.

Following is the core text of the letter received from Nasdaq on December 8, 2023:

On May 26, 2023, Staff notified the Company that the market value of its listed securities had been below the minimum $50,000,000 required for continued listing as set forth in Listing Rule 5450(b)(2)(A) for the previous 30 consecutive trading days.1 Therefore, in accordance with Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until November 22, 2023 to regain compliance with the Rule.

However, as discussed below, Staff has determined that the Company has not regained compliance with the Rule. Accordingly, its securities will be delisted from The Nasdaq Global Market.

On November 27, 2023, the Company filed its delinquent Form 10-Q for the period ended March 31, 2023, disclosing total shares outstanding of 49,346,337. In addition, the Form 10-Q for the period ended March 31, 2023 was not reviewed by its independent auditors, Marcum LLP, and the Company intends to amend this filing. According to the Company’s December 1, 2023, response to a request for additional information, on September 15, 2023, the Company issued 47,872,000 shares of common stock in connection with the acquisition of Virogentics Inc. and Biogensys, Inc. (the “Business Combination”). At the time of the acquisition, the Company’s total shares outstanding was 1,471,337 shares. Staff notes that beyond the disclosure included in a Form 8-K filed September 15, 2023, announcing the entering into an agreement for the Business Combination, the Company failed to disclose the closing of the transaction and issuance of shares either to Nasdaq or to the public.

Following a review of the Company’s submission and public disclosures, Staff has determined that the Business Combination violated the following Listing Rules, with each serving as an additional and separate basis for delisting:

●	Listing Rule IM-5101-2(d) due to the Company’s failure to seek shareholder approval for the Business Combination, allow for shareholders to redeem shares in connection with the vote, and demonstrate compliance with Nasdaq initial listing requirements upon closing of the Business Combination;
●	Listing Rule 5635(a)(1) due to the Company’s failure to obtain shareholder approval in connection with an acquisition of stock or assets of another company where the issuance or potential issuance is greater than 20% of the total shares outstanding or voting power outstanding;
●	Listing Rule 5635(c) due to the Company’s failure to obtain shareholder approval in connection with an issuance resulting in a change of control;
●	Listing Rule 5250(b)(1) due to the Company’s failure to disclose material information; specifically, the closing of the Business Combination and issuance of more than 47 million shares;
●	Listing Rule 5250(e)(1) due to the Company’s failure to notify Nasdaq no later than 10 days after the increase of greater than 5% of the shares outstanding; and
●	Listing Rule 5250(e)(2) due to the Company’s failure to file the Notification Form: Listing of Additional Shares for an issuance of greater than 10% of the pre-transaction shares outstanding.

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Separately, on October 24, 2023, Nasdaq notified the Company that is does not comply with the minimum 400 total holders requirement, as required by Listing Rule 5450(a)(2). Additionally, on August 23, 2023, Nasdaq notified the Company that it did not comply with Listing Rule 5250(c) due to its failure to timely file its Form 10-Q for the period ended June 30, 2023. The Company has also not filed its Form 10-Q for the period ended September 30, 2023. These failures to timely file periodic reports and maintain a minimum of 400 total holders each serve as additional and separate basis for delisting.

Finally, under Listing Rules 5101 and IM-5101-1, Nasdaq may “suspend or delist particular securities based on any event, condition, or circumstance that exists or occurs that makes initial or continued listing of the securities on Nasdaq inadvisable or unwarranted in the opinion of Nasdaq.” In light of the Company’s disregard for Nasdaq rules, as evidenced by its multiple violations of Nasdaq’s shareholder approval rules, ongoing failure to disclose material information and timely file periodic reports, and failure to comply with Nasdaq’s SPAC rule, Nasdaq has determined that the continued listing of the Company’s securities on Nasdaq is inadvisable and believes the delisting is appropriate to protect investors and the public interest.

In that regard, unless the Company requests an appeal of this determination as described below, trading of the Company’s securities will be suspended at the opening of business on December 14, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company may appeal Staff’s determination to a Hearings Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. A request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities only for a period of 15 days from the date of the request. When the Company requests a hearing, it may also request a stay of the suspension, pending the hearing. The request should include an explanation of why an extended stay is appropriate. A Panel will review the request for an extended stay and notify the Company of its conclusion as soon as is practicable but in any event no later than 15 calendar days following the deadline to request the hearing.

Requests for a hearing and for an extended stay should be submitted electronically through our Listing Center, and must be received no later than 4:00 Eastern Time on December 12, 2023. Please note that if a request is not received by that date and time, trading in the Company’s shares will be suspended on the second business day following the deadline. The request for a hearing should be accompanied by confirmation of a wire transfer of the fee for a hearing. The fee for a hearing is $20,000. Please send your non-refundable hearing fee in accordance with instructions on the attached Hearing Fee Payment Form.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 27, 2023 the company filed its Form 10-Q for quarter ended March 31, 2023. In that filing, the Company did not sufficiently disclose that the review was not performed by its independent registered public accounting firm. According to the SEC Division of Corporate Finance Financial Reporting Manual, Section 4410.3: “If the review was not performed by a registered public accounting firm, the Form 10-Q is considered substantially deficient and not timely filed. In addition, the Form 10-Q must include the following disclosures:

a. Identify the report as deficient;

b. Label the columns of the financial statements as “not reviewed”; and

c. Describe how the registrant will remedy the deficiency.

When the review is completed by a registered accounting firm, the registrant must file an amendment to remove the references to the deficiency and the financial statements as “not reviewed.”

Management and the Audit Committee have discussed the matters disclosed pursuant to this item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

The Company plans to amend its form 10-Q for the period ended March 31, 2023 to be filed with the SEC.

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Disclaimer

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Company’s ability to enter into a definitive business combination agreement and Company’s ability to obtain the financing necessary to consummate the potential business combination transaction. These statements are based on various assumptions and on the current expectations of Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Company. These forward-looking statements are subject to a number of risks and uncertainties, including: Company’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction; the risk that the approval of the stockholders of Company for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Company; the amount of redemption requests made by Company’s stockholders and the amount of funds remaining in Company’s trust account after satisfaction of such requests; those factors discussed in Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors,” and other documents of Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Company presently does not know or that Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Company’s expectations, plans or forecasts of future events and views as of the date hereof. Company anticipates that subsequent events and developments will cause Company’s assessments to change. However, while Company may elect to update these forward-looking statements at some point in the future, Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Company’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

99.1	Company Press Release, dated December 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sagaliam Acquisition Corp.

By:	/s/ Barry Kostiner
Name:	Barry Kostiner
Title:	Chief Executive Officer

Dated: December 11, 2023

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